UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2012

ARDEA BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33734	94-3200380
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4939 Directors Place, San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 652-6500

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on April 24, 2012, Ardea Biosciences, Inc., a Delaware corporation (“we”, “us”, “our”, “Ardea” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zeneca Inc., a wholly owned subsidiary of AstraZeneca PLC (“Zeneca”), and QAM Corp., a wholly owned subsidiary of Zeneca (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Zeneca. On May 21, 2012, the Company filed a definitive proxy statement (the “Proxy Statement”) describing the Merger with the U.S. Securities and Exchange Commission (the “SEC”).

As more fully described in the Proxy Statement under the heading “The Merger—Legal Proceedings Related to the Merger,” a putative class action lawsuit was filed by a purported stockholder of Ardea against AstraZeneca PLC (“AstraZeneca”), Ardea and the directors and President and Chief Executive Officer of Ardea (collectively, the “Defendants”) seeking, among other things, to enjoin the defendants from completing the Merger pursuant to the terms of the Merger Agreement. The putative class action lawsuit, captioned Walker v. Ardea Biosciences, Inc., et al. Case No. 37-2012-00096151-CU-BT-CTL (the “Litigation”), was filed in the Superior Court of the State of California, County of San Diego (the “Court”), purportedly on behalf of the stockholders of Ardea, and the plaintiff’s complaint alleges, among other things, that our directors breached their fiduciary duties to the stockholders of Ardea in connection with the proposed Merger and that AstraZeneca aided and abetted this alleged breach of fiduciary duties.

After filing the Litigation and engaging in certain discovery, plaintiff’s counsel indicated to Defendants’ counsel that they believed additional disclosures should be made available to the stockholders of Ardea.

On June 13, 2012, the Defendants and the plaintiff in the action entered into a memorandum of understanding (the “MOU”) agreeing in principle to settle the Litigation in exchange for Defendants’ agreement to make certain supplemental disclosures described below. The MOU contemplates that the parties will prepare a definitive stipulation of settlement, which will be subject to court approval. If approved by the Court, it is anticipated that the settlement will result in a release of the Defendants from all claims that were or could have been asserted challenging any aspect of or otherwise relating to the Merger, the Merger Agreement or the disclosures made in connection therewith, and that the Litigation will be dismissed with prejudice.

Pursuant to the terms of the MOU, Ardea has agreed to make certain supplemental disclosures regarding the Merger in a supplement to the Proxy Statement. The supplemental disclosures are contained in a proxy supplement filed with the SEC on June 13, 2012 (the “Supplement”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety. In return, the plaintiff has agreed to the dismissal of the Litigation with prejudice and to withdraw and/or refrain from filing any and all motions seeking to enjoin or otherwise challenging the Merger. In addition, the MOU contemplates that plaintiff’s counsel will petition the Court for an award of attorneys’ fees and expenses in an amount not to exceed $600,000, to be paid by Ardea or its insurers or successors. There can be no assurance that the parties will ultimately reach agreement on a definitive stipulation of settlement or that the Court will approve the proposed settlement, even if the parties were to enter into such stipulation of settlement. In such event, the proposed settlement as contemplated by the MOU may be terminated.

The settlement will not affect the consideration to be paid to stockholders of Ardea in connection with the proposed Merger or the timing of the special meeting of stockholders of Ardea scheduled for June 19, 2012 at 10:00 a.m. Pacific Time at our offices located at 4939 Directors Place, San Diego, California 92121 to consider and vote upon a proposal to adopt the Merger Agreement, among other things.

The Defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the Litigation, including that they have committed any violations of law or breach of fiduciary duty, aided and abetted any violations of law or breaches of fiduciary duty, acted improperly in any way or have any liability or owe any damages of any kind to the plaintiff or to the purported class, and specifically deny that any further supplemental disclosure is required under any applicable rule, statute, regulation or law or that the directors of Ardea failed to maximize stockholder value by entering into the Merger Agreement with Zeneca and Merger Sub. The settlement contemplated by the MOU is not, and should not be construed as, an admission of wrongdoing or liability by any Defendant. However, to avoid the risk of delaying the Merger, and to provide additional information to the stockholders of Ardea at a time and in a manner that would not cause any delay of the Merger, the Defendants agreed to the settlement described above. The parties considered it desirable that the Litigation be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the Litigation.

A copy of the Supplement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the settlement of the action is qualified in its entirety by reference to the summary thereof set forth in the Supplement.

Additional Information and Where to Find It

In connection with the Merger, the Company filed the Proxy Statement and a form of proxy on Schedule 14A on May 21, 2012 and other related materials with the SEC. The Proxy Statement and proxy were first mailed to stockholders on or about May 21, 2012. COMPANY INVESTORS ARE URGED TO READ THE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain copies of the Proxy Statement, the Supplement and other relevant documents filed with the SEC for free from the SEC’s website at www.sec.gov or from the Company’s website at www.aredeabio.com. Investors and stockholders may also obtain copies of the Proxy Statement, the Supplement and other documents related to the Merger (when available) for free by written or telephonic request to Ardea Biosciences, Inc., Attention: Corporate Secretary, 4939 Directors Place, San Diego, California 92121, telephone (858) 652-6500.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibit Index appearing after the signature page below is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEA BIOSCIENCES, INC.

By:	/s/ Christian Waage
Christian Waage
General Counsel

Date: June 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Proxy Statement Supplement, dated June 13, 2012.